UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

July 25, 2023

Date of Report (Date of earliest event reported)

TechnipFMC plc

(Exact name of registrant as specified in its charter)

United Kingdom	001-37983	98-1283037
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Subsea Lane
Houston, Texas
United States of America		77044
(Addresses of principal executive offices)		(Zip Code)

+1 281-591-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary shares, $1.00 par value per share	FTI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of TechnipFMC plc (the “Company”) has appointed Cristina Aalders, the Company’s Chief Compliance Officer, as Executive Vice President, Chief Legal Officer and Secretary, effective July 31, 2023. Ms. Aalders succeeds Victoria Lazar, who will no longer serve as Executive Vice President, Chief Legal Officer and Secretary of the Company effective July 31, 2023. Ms. Lazar will continue as an employee of the Company through August 31, 2023, to ensure an orderly transition of her duties.

In connection with Ms. Lazar’s departure, the Company entered into a Separation, Release and Waiver of Claims and Restrictive Covenant Agreement (the “Agreement”), dated July 31, 2023, pursuant to which Ms. Lazar will be entitled to the following benefits: (a) payment equal to two times the sum of her base salary and annual target bonus, payable over 48 bi-weekly pay periods, (b) a pro rata bonus for 2023 based on target performance, payable within 30 days of her separation, (c) the full cost of medical, dental and vision benefits for up to 18 months or, if earlier, the date she is eligible for coverage under another employer’s group medical, dental and vision plans, (d) tax preparation assistance for her years of employment, and (e) up to twelve months of outplacement services, in exchange for a release of claims, her continued compliance with 24-month post-termination non-competition and non-solicitation covenants, her ongoing cooperation with the Company, a mutual non-disparagement covenant and covenants regarding confidential information.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by the complete text of the Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Separation, Release and Waiver of Claims and Restrictive Covenant Agreement

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechnipFMC plc

By: /s/ Alf Melin
Dated: July 31, 2023	Name: Alf Melin
Title: Executive Vice President and Chief Financial Officer